1 Fiscal 2017 First Quarter Results John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

2 UGI Corporation | Fiscal 2017 First Quarter Results About This Presentation This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and foreign currency exchange rate fluctuations (particularly the euro), changes in Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, and the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber- attack. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. In addition, this presentation uses certain non-GAAP financial measures. Please see the appendix for reconciliations of these measures to the most comparable GAAP financial measure.

3 First Quarter Recap John Walsh President & CEO, UGI

4 UGI Corporation | Fiscal 2017 First Quarter Results Q1 Earnings Recap • Record First Quarter • Higher adjusted net income across all four business units • Contributions from strategic investments made in recent years • Impact of weather that was colder than the prior-year period Adjusted EPS Adjusted EPS is a non-GAAP measure. See appendix for reconciliation. 42% increase FY17-Q1 FY16-Q1 FY16-Q1 FY17-Q1 FY16-Q1 International AmeriGas Midstream & Marketing Gas Utility colder warmer colder warmer colder warmer colder warmer -13.9% -19.9% -0.5% -17.6% -30.0% -10.7% -6.3% -25.3% 27.4% colder 25.4% colder 20.8% colder 7.4% colder VERSUS PRIOR YEAR $0.64 $0.91 FY16-Q1 FY17-Q1 FY17-Q1 -30.0% -10.7% FY17-Q1 FY16-Q1 warmer colder

5 • Sunbury pipeline construction completed and placed into service on January 1st • Mechanical completion of Manning LNG facility, will be placed into service in the current quarter • Added 4,600 new residential heating and commercial utility customers • New UGI Gas base rates went into effect on October 19th; Rate case for UGI Penn Natural Gas filed on January 19th • National Accounts and Cylinder Exchange volume up; closed on small acquisition • Benefits realized from Finagaz acquisition and continued focus on margin management Q1 Market Recap UGI Corporation | Fiscal 2017 First Quarter Results

6 First Quarter Financial Review Kirk Oliver Chief Financial Officer, UGI

7 UGI Corporation | Fiscal 2017 First Quarter Results FY16-Q1 FY17-Q1 Net income attributable to UGI Corporation $114.6 $ 230.7 Net gains on commodity derivative instruments 1,2 (3.6) (52.2) Net gains on foreign currency derivative instruments 1 - (0.8) Integration expenses associated with Finagaz1 1.4 5.3 Loss on extinguishment of debt1 - 5.3 Impact from change in French tax rate - (27.4) Adjusted net income attributable to UGI Corporation $112.4 $160.9 Q1 Adjusted Earnings FY16-Q1 FY17-Q1 UGI Corporation - Diluted Earnings Per Share (GAAP) $0.65 $1.30 Net gains on commodity derivative instruments2 (0.02) (0.29) Net gains on foreign currency derivative instruments - (0.01) Integration expenses associated with Finagaz 0.01 0.03 Loss on extinguishment of debt - 0.03 Impact from change in French tax rate - (0.15) Adjusted diluted earnings per share $0.64 $0.91 1 Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates. 2 Includes the effects of rounding. Adjusted net income and Adjusted diluted earnings per share are non-GAAP measures. See appendix for description. ($ millions)

8 UGI Corporation | Fiscal 2017 First Quarter Results FY16-Q1 FY17-Q1 Adjusted EBITDA $177.7 Retail Volume 12.6 Wholesale and Other Total Margin 3.0 Operating and Administrative Expenses 4.1 Other Operating Income (12.3) Adjusted EBITDA $185.1 • Retail volume increased 3.6% versus prior year as warmer weather in October and November were offset by colder weather in December • Operating expenses were down 1.8%, despite the increase in volume, due to technology driven efficiencies and expense controls • Reduction in other operating income primarily due to the correction of previously recorded gains on sales of fixed assets acquired in connection with Heritage acquisition in 2012 Financial Results – AmeriGas FY16-Q1 FY17-Q1 colder warmer -13.9% -19.9% Weather versus normal 7.4% colder than prior year Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. ($ millions)

9 UGI Corporation | Fiscal 2017 First Quarter Results FY16-Q1 FY17-Q1 Income Before Taxes $78.5 Total Margin 5.7 Operating and Administrative Expenses (6.0) Depreciation and Amortization (0.7) Interest Expense 1.7 Other Operating Income 4.8 Income Before Taxes $84.0 Integration Expenses 2.3 8.1 Adjusted Income Before Taxes $80.8 $92.1 • Higher margin from residential bulk sales driving total margin increase • Increased bulk volume due to colder weather • Slightly higher average LPG unit margins • Increase in operating expenses due to higher Finagaz transition expenses • Change in other operating income primarily due to absence of prior year loss from interest rate hedge ineffectiveness Financial Results – UGI International Weather versus normal FY16-Q1 FY17-Q1 colder warmer -0.5% -17.6% 20.8% colder than prior year ($ millions) Adjusted Income Before Taxes is a non-GAAP measure.

10 UGI Corporation | Fiscal 2017 First Quarter Results FY16-Q1 FY17-Q1 Income Before Taxes $ 42.1 Total Margin 5.6 Operating and Administrative Expenses (0.9) Depreciation and Amortization (0.6) Interest Expense 0.2 Other Operating Income 2.7 Income Before Taxes $49.1 • Total margin increase due to higher peaking, natural gas, and capacity management total margins • The higher natural gas total margin reflects the effects of higher volumes while the increase in peaking total margin reflects an increase in demand for peaking services • Other operating income primarily reflects the allowance for funds used during construction of Sunbury project Financial Results – Midstream & Marketing FY16-Q1 FY17-Q1 colder warmer -30.0% -10.7% Weather versus normal 27.4% colder than prior year ($ millions)

11 UGI Corporation | Fiscal 2017 First Quarter Results FY16-Q1 FY17-Q1 Income Before Taxes $38.8 Total Margin 29.1 Operating and Administrative Expenses 1.6 Depreciation and Amortization (0.7) Interest Expense (0.5) Other Income and Expense, net 3.9 Income Before Taxes $72.2 • While still warmer than normal, weather was 25.4% colder than prior year, resulting in a 32.2% increase in core market volumes • Volume increase along with UGI Gas base rate increase contributed to substantial margin increase • Operating and administrative expenses decreased slightly, primarily reflecting lower distribution system expenses • Other expense decreased due to absence of prior year environmental charges Financial Results – Utilities FY16-Q1 FY17-Q1 colder warmer -6.3% -25.3% Gas Utility weather versus normal 25.4% colder than prior year ($ millions)

12 UGI Corporation | Fiscal 2017 First Quarter Results $0.00 $1.00 Q1 FY16 AmeriGas UGI International Midstream & Marketing UGI Utilities Corp & Other Q1 FY17 $0.64 $0.01 $0.11 $0.03 $0.12 $0.00 $0.91 Q1 Results Recap Strong results across all business units lead to record Q1 results A d ju st ed E P S Adjusted EPS is a non-GAAP measure. See appendix for reconciliation.

A me riGa s First Quarter Recap Jerry Sheridan President & CEO, AmeriGas

14 UGI Corporation | Fiscal 2017 First Quarter Results • Weather ~14% warmer than normal, 7% colder than prior year • Retail volumes increased 3.6% year over year • Margins stable despite 39% increase in Mt. Belvieu price of propane • Focus on cost controls; operating expenses down ~$4 million Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. Q1 Earnings Recap $177.7 $185.1 FY16-Q1 FY17-Q1 Adjusted EBITDA ($ millions)

15 UGI Corporation | Fiscal 2017 First Quarter Results Comparison of FY15-Q1 vs. FY17-Q1 -2.9% -13.9% -20.0% -15.0% -10.0% -5.0% 0.0% FY17-Q1 FY15-Q1 Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. Comparable Results… …despite 11% warmer weather $188.5 $185.1 FY15-Q1 FY17-Q1 Adjusted EBITDA ($ millions) FY17: • 35 million gallons (10%) lower volume • Includes $8.8 million charge to correct an error • Reflects $20 million lower operating expenses

16 UGI Corporation | Fiscal 2017 First Quarter Results Cylinder Exchange • Delivered volume 13% higher than last year • Same store sales growth up 4% National Accounts • Volume increased 17% due to colder weather in December and new accounts Refinancing of 2022 Notes • Completed a tender offer for $500MM of 7% notes due 2022 and issued $700MM of 5.5% notes due 2025 Quarter Accomplishments

17 UGI Corporation | Fiscal 2017 First Quarter Results Conclusion and Q&A John Walsh President & CEO, UGI

18 UGI Corporation | Fiscal 2017 First Quarter Results Clear Path to Growth • Addition of Sunbury and Manning LNG strengthens portfolio • Expect FERC Environmental Impact Statement by mid-April • LNG is core element of midstream strategy • Record levels of peaking demand • LNG projects add storage, vaporization, and fueling facilities MIDSTREAM & MARKETING INTERNATIONAL • Continue to seek expansion through acquisition and organic growth • Finagaz integration remains on track UGI UTILITIES • Record levels of capital expenditures • Support growth and infrastructure replacement • Will exceed $1.1 billion over next four years • 40-50% reduction in customers’ average bills compared to their peak in 2008/2009 AMERIGAS • Continuing to deploy enhanced distribution, logistics, and customer service tools to enhance the customer experience and efficiency • M&A pipeline remains strong

19 APPENDIX

20 UGI Corporation | Fiscal 2017 First Quarter Results • Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions (principally comprising changes in unrealized gains and losses on derivative instruments), Finagaz integration expenses, losses associated with extinguishments of debt and the impact on net deferred tax liabilities from a change in French corporate income tax rate. Volatility in net income at UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. • The following table reconciles net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above: UGI Supplemental Footnotes

21 UGI Corporation | Fiscal 2017 First Quarter Results UGI Adjusted Net Income and EPS (Million of dollars, except per share amounts) FY17 FY16 NON-GAAP RECONCILIATION: Adjusted net income attr ibutable to UGI Corporation: Net income attributable to UGI Corporation 230.7$ 114.6$ Net gains on commodity derivative instruments not associated with current period transactions (net of tax of $33.3 and $1.5, respectively) (a) (b) (52.2) (3.6) Unrealized gains on foreign currency derivative instruments (net of tax of $0.4) (b) (0.8) - Integration expenses associated with Finagaz (net of tax of $(2.8) and $(0.9), respectively) (b) 5.3 1.4 Loss on extinguishment of debt (net of tax of $(3.4)) (b) 5.3 - Impact from change in French tax rate (27.4) Adjusted net income attr ibutable to UGI Corporation 160.9$ 112.4$ Adjusted earnings per common share attr ibutable to UGI stockholders: FY17 FY16 UGI Corporation earnings per share - diluted 1.30$ 0.65$ Net gains on commodity derivative instruments not associated with current period transactions (0.29) (0.02) Unrealized gains on foreign currency derivative instruments (a) (0.01) - Integration expenses associated with Finagaz 0.03 0.01 Loss on extinguishment of debt 0.03 - Impact from change in French tax rate (0.15) Adjusted di luted earnings per share 0.91$ 0.64$ Three Months Ended December 31, Three Months Ended December 31, (a) Includes impact of rounding. (b) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

22 UGI Corporation | Fiscal 2017 First Quarter Results • The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income. • EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies. • EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions, and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant periods. Management also uses Adjusted EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's Adjusted EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's Adjusted EBITDA as the profitability measure for its domestic propane segment. AmeriGas Supplemental Footnotes

23 UGI Corporation | Fiscal 2017 First Quarter Results AmeriGas Adjusted EBITDA (Millions of dollars) EBITDA and Adjusted EBITDA: FY17 FY16 FY15 Net income attributable to AmeriGas Partners 92.0$ 81.0$ (39.6)$ Income tax expense (a) 0.8 0.9 0.9 Interest expense 40.0 41.0 41.0 Depreciation 34.0 38.6 38.7 Amortization 10.6 10.6 10.7 EBI DA 177.4 172.1 51.7 (Subtract net gains) add net losses on commodity derivative instruments not associated with current-period transactions (25.7) 5.6 138.2 Add loss on extinguishment of debt 33.2 - - Noncontrolling interest in net gains (losses) on commodity derivative instruments not associated with current-period transactions (a) 0.2 - (1.4) Adjusted EBITDA 185.1$ 177.7$ 188.5$ (a) Includes the impact of rounding. Three Months Ended December 31,

24 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com